UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2012, the Compensation Committee of the Board of Directors of Cloud Peak Energy Inc. (“Cloud Peak Energy”) approved various forms of equity award agreements (the “2012 Award Agreements”) pursuant to Cloud Peak Energy’s 2009 Long Term Incentive Plan (“LTIP”) and in connection with the 2012 annual LTIP grants to employees.  The 2012 Award Agreements are substantially similar to the previously disclosed 2011 Award Agreements for Cloud Peak Energy’s 2011 LTIP awards.  The primary modifications to the 2012 Award Agreements were:  (1) provide additional detail regarding the payment of dividends, if any, that may accrue for restricted stock awards; (2) specify for all three forms of equity that early retirement includes retirement at the age of 55 with 10 years of service with Cloud Peak Energy; and (3) adjust the performance goals for performance share units to reflect recent mergers of certain of the peer companies, modify the limitation on  any vesting in the case of a negative Cloud Peak Energy Total Shareholder Return, and increase the number of days used to determine the beginning and ending share prices for the Total Shareholder Return calculation.

The 2012 Award Agreements are filed as Exhibits 10.1, 10.2 and10.3 to this Form 8-K and are incorporated by reference in this Item 5.02(e).  The foregoing summary is qualified in its entirety by the complete terms and conditions of the LTIP and the 2011 and 2012 Award Agreements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith.

10.1	Form of 2012 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2012 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2012 Restricted Stock Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 16, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: March 16, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2012 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2012 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2102 Restricted Stock Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan